UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2015

WESTERN REFINING LOGISTICS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-36114	46-3205923
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

123 West Mills Avenue, Suite 200

El Paso, Texas 79901

(Address of principal executive office and zip code)

(915) 534-1400

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In connection with the Notes Offering referred to in Item 8.01 below, Western Refining Logistics, LP (the “Partnership”) is disclosing under this Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 hereto, which is incorporated herein by reference. The information included in Exhibit 99.1 is being delivered to potential investors in connection with the Notes Offering (as defined below) and is provided in this Item 7.01 of this Current Report on Form 8-K to satisfy the Partnership’s public disclosure requirements under Regulation FD. The information contained in this Item 7.01, including Exhibit 99.1, does not constitute an offer to sell, or a solicitation of an offer to buy, any of the notes in the Notes Offering or any other securities of the Partnership.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01	Other Events.

Commencement of Notes Offering

On February 2, 2015, the Partnership and its wholly-owned subsidiary, WNRL Finance Corp., issued a press release announcing that they, as co-issuers, intend to commence a private offering of Senior Notes due 2023 (the “Notes Offering”) to eligible purchasers. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Updated Acquisition and Pro Forma Financial Statements

On October 16, 2014, the Partnership filed a Current Report on Form 8-K (the “October Current Report”) to report that it had completed its previously announced acquisition from Western Refining, Inc. (“Western”) of the outstanding limited liability company interests of Western Refining Wholesale, LLC (“WRW”), which owns substantially all of Western’s southwest wholesale assets (the “Wholesale Business”). Within the October Current Report, the Partnership provided audited and unaudited historical financial statements relating to the Wholesale Business and unaudited pro forma financial statements giving effect to the acquisition of the Wholesale Business.

The Partnership is providing (i) updated unaudited historical financial statements relating to the Wholesale Business, including an unaudited balance sheet as of September 30, 2014, an unaudited statement of operations and cash flows for the nine months ended September 30, 2014 and September 30, 2013 and an unaudited statement of segment equity for the nine months ended September 30, 2014, and (ii) updated pro forma condensed consolidated financial statements, including an unaudited pro forma condensed consolidated balance sheet as of September 30, 2014, and an unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2014 (collectively, the “Updated Financial Statements”). The Updated Financial Statements are attached hereto as Exhibits 99.3 and 99.4 and are incorporated herein by reference.

The information contained in this Item 8.01, including Exhibits 99.2, 99.3 and 99.4, does not constitute an offer to sell, or a solicitation of an offer to buy, any of the notes in the Notes Offering or any other securities of the Partnership.

Item 9.01	Financial Statements and Other Exhibits.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Certain information being delivered to potential investors in connection with the Notes Offering.

99.2	Press Release dated February 2, 2015.

99.3	Audited combined financial statements of the Wholesale Business as of and for the years ended December 31, 2012 and 2013; unaudited combined balance sheet of the Wholesale Business as of September 30, 2014 and unaudited combined statements of operations and cash flows of the Wholesale Business for the nine months ended September 30, 2014 and September 30, 2013 and unaudited combined statement of segment equity of the Wholesale Business from December 31, 2011 to September 30, 2014.

99.4	Unaudited pro forma condensed consolidated balance sheet of Western Refining Logistics, LP as of September 30, 2014 and the unaudited pro forma condensed consolidated statement of operations for Western Refining Logistics, LP for the nine months ended September 30, 2014 and the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING LOGISTICS, LP

	By:	Western Refining Logistics GP, LLC, its general partner

By:	/s/ Gary R. Dalke
Name:	Gary R. Dalke
Title:	Executive Vice President and Interim Chief Financial Officer

Dated: February 2, 2015